                                                     Oppenheimer Main Street Fund(R)
                                            Prospectus Supplement dated July 1, 2008 to the
                                                  Prospectus Dated December 28, 2007

     This supplement  amends the Prospectus of Oppenheimer Main Street Fund(R)as follows,  and is in addition to the supplements dated April 28, 2008 and June 2,
2008:

     In  the  section  titled   "Distribution   and  Service   (12b-1)  Plans  -
Distribution  and Service  Plans for Class B, Class C, and Class N Shares,"  the
third paragraph is deleted in its entirety and is replaced by the following:

     Class B Shares:  At the time of a Class B share  purchase,  the Distributor generally  pays  financial  intermediaries  a sales  concession  of 3.75% of the purchase price from its own resources.  Therefore,  the total amount,  including the advance of the service fee, that the  Distributor  pays the  intermediary at the  time of a Class B share  purchase  is  4.00%  of the  purchase  price.  The
Distributor  normally  retains the Class B asset-based  sales charge.  Effective
July 1,  2008 for  ongoing  purchases  of Class B shares by  certain  retirement plans, the Distributor may pay the intermediary the asset based sales charge and service  fee  during the first  year  after  purchase  instead of paying a sales concession  and the first year's  service fees at the time of purchase.  See the
Statement of Additional Information for exceptions.

July 1, 2008                                                       PS0700.036